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                                   MAS FUNDS

                                  EXHIBIT 16

              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

            AVERAGE ANNUAL TOTAL RETURNS (as of September 30, 1991)

       n
P(1 + T) = ERV

Where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                ERV = Ending redeemable value for the period

1.  Equity Portfolio

                                        Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  40.182                          T =  .17661               T =  14.564
   n =  1                               n =  6.877                n =  5
 ERV =  1,401.82                      ERV =  3,060.13           ERV =  1,973.56

2.  Select Equity Portfolio

                                       Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  39.478                          T =  .17754               T = NA
   n =  1                               n =  3.592                n = NA
 ERV =  1,394.78                      ERV =  1,798.64           ERV = NA

3.  Fixed Income Portfolio

                                        Since Inception
   One Year                               (11/14/84)               Five Years
   --------                             ---------------            ----------
   P = $1,000                           P = $1,000                 P = $1,000
   T =  21.17                           T =  .12382                T =  9.8194
   n =  1                               n =  6.877                 n =  5
 ERV =  1,211.17                      ERV =  2,231.73            ERV =  1,597.30




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4.  Select Fixed Income Portfolio

                                      Since Inception
   One Year                              (11/14/84)               Five Years
   --------                            ---------------            ----------
   P = $1,000                          P = $1,000                 P = $1,000
   T =  20.989                         T =  .11484                T =  NA
   n =  1                              n =  4.003                 n =  NA
 ERV =  1,209.89                     ERV =  1,545.23            ERV =  NA

5.  Fixed Income Portfolio II

                                      Since Inception
   One Year                              (11/14/84)               Five Years
   --------                            ---------------            ----------
   P = $1,000                          P = $1,000                 P = $1,000
   T =  19.592                         T =  .18941                T =  NA
   n =  1,195.92                       n =  1.087                 n =  NA
 ERV =  1,195.92                     ERV =  1,206.45            ERV =  NA

6.  International Equity Portfolio

                                      Since Inception
   One Year                              (11/14/84)               Five Years
   --------                            ---------------            ----------
   P = $1,000                          P = $1,000                 P = $1,000
   T =  21.216                         T =  .08127                T =  NA
   n =  1                              n =  2.847                 n =  NA
 ERV =  1,212.16                     ERV =  1,249.15            ERV =  NA

7.  Cash Reserves Portfolio

                                      Since Inception
   One Year                              (11/14/84)               Five Years
   --------                            ---------------            ----------
   P = $1,000                          P = $1,000                 P = $1,000
   T =  6.629                          T =  .06801                T =  NA
   n =  1                              n =  1.088                 n =  NA
 ERV =  1,066.29                     ERV =  1,074.21            ERV =  NA

8.  Value Portfolio

                                      Since Inception
   One Year                              (11/14/84)               Five Years
   --------                            ---------------            ----------
   P = $1,000                          P = $1,000                 P = $1,000
   T =  45.544                         T =  .16114                T =  .11759
   n =  1                              n =  6.901                 n =  5
 ERV =  1,455.44                     ERV =  2,803.95            ERV =  1,743.45



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9.  Select Value Portfolio

                                        Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  .44245                          T =  .1508                T =  NA
   n =  1                               n =  3.849                n =  NA
 ERV =  1,442.45                      ERV =  1,717.06           ERV =  NA

10. Small Capitalization Value

                                        Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  .63068                          T =  .05844               T =  .07585
   n =  1                               n =  5.249                n =  5
 ERV =  1,630.68                      ERV =  1,347.34           ERV =  1,441.32

11. High Yield Securities Portfolio

                                        Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  36.702                          T =  .05735               T =  NA
   n =  1                               n =  2.586                n =  NA
 ERV =  1,367.01                      ERV =  1,155.13           ERV =  NA

12. Emerging Growth Portfolio

                                        Since Inception
   One Year                               (11/14/84)              Five Years
   --------                             ---------------           ----------
   P = $1,000                           P = $1,000                P = $1,000
   T =  .66258                          T =  .30753               T =  NA
   n =  1                               n =  1.504                n =  NA
 ERV =  1,662.58                      ERV =  1,496.72           ERV =  NA